Accrued Liabilities (Details) - TEMPO AUTOMATION INC - USD ($) $ in Thousands	Sep. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Accrued legal fees	$ 4,272	$ 1,517
Accrued professional fees	100	866
Accrued liabilities	410	774	$ 414
Accrued sales and business taxes	176	241	267
Accrued cost of revenue	152	236
Customer refund liability		205	80
Warranty liability	55	54	56
Other accrued liabilities	30	78	116
Total accrued expenses	$ 5,195	$ 3,971	$ 933